Microsoft Word 11.0.5604;UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report: April 19, 2007               Commission File Number: 0-15204

                            National Bankshares, Inc.
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             (Exact name of Registrant as specified in its charter)


          Virginia                                     54-1375874
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(State or other jurisdiction of           (I.R.S. Employer Identification No.)
incorporation or organization)


         101 Hubbard Street
         Blacksburg, VA 24060
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(Address of principal executive offices)

Registrant's telephone number, including area code (540) 951-6300
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ITEM 2.02.   RESULTS OF OPERATIONS, FINANCIAL STATEMENTS AND EXHIBITS

         On April 19, 2007, National Bankshares, Inc. issued a press release announcing its financial results for the first quarter ended March 31, 2007. A copy of the press release is attached as Exhibit 99.1.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(a)      Exhibits

99.1     National Bankshares, Inc. Press Release dated April 19, 2007.



                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            NATIONAL BANKSHARES, INC.


Date:    April 19, 2007                     By:   /s/ JAMES G. RAKES
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                                                  James G. Rakes
                                                  Chairman, President and CEO






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